                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 12, 2000
                                 ---------------
                                (Date of report)
                        (Date of earliest event reported)

                              IDIAL NETWORKS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

         NEVADA                    000-24962                  75-2863583
      ----------                   --------                   ----------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification No.)

                         1211 S. Parker Road, Suite 203,
                                Denver, CO 80231
                    (Address of Principal Executive Offices)

                                 (954) 351-9860
                                 --------------
              (Registrant's telephone number, including area code)

                    ----------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

     On  October  12,  2000,  iDial  Networks,  Inc.("iDial"  or the  "Company")
consummated  their  acquisition  of all  of the  outstanding  capital  stock  of
2SENDIT.COM,  INC.,  a Colorado  corporation  ("2SENDIT"),  in exchange  for the issuance  of  4,199,998  shares  of iDial  Common  Stock.  The  transaction  was
completed  in   accordance   with  the  terms  of  the   Agreement  of  Plan  of
Reorganization,  dated as of  October  12,  2000,  and  effective  as of October
12,2000, between the Company, 2SENDIT and the shareholders of 2SENDIT.

     2sendit.com  provides a  marketing  service  by  advertising  products  and services through a variety of media with a primary focus on the use of fax, mail and email.  With fax and email  distribution  servers located in Dallas,  TX and
Denver CO, 2sendit.com is able to offer high capacity, low cost services.

ITEM 5. Other Events.

     NONE

ITEM 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

     (a)  Financial Statements of Business Acquired

          The required financial statements are filed herewith.

     (b)  Pro Forma Financial Information

          The required pro forma financial information is also filed herewith.

     (c)  Exhibits

     Number         Description
     ------         -----------

      10.1          Agreement, dated as of October 12, 2000 and effective as of
                    October 12, 2000, by and among iDial Networks, Inc. and
                    2SENDIT.COM, INC. and the Shareholders of 2SENDIT.COM, INC.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                          IDIAL NETWORKS,INC.
                                          -----------------------
                                          (Registrant)

Date: November 1, 2001                     /s/ Mark T. Wood
                                          -----------------
                                          Mark T. Wood, Chairman & CEO

                                2SENDIT.COM, INC.

                                Table of Contents

Independent Auditors' Report

Financial Statements

      Balance Sheets

      Statements of Operations and Accumulated Deficit

      Statements of Cash Flows

Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
2SENDIT.COM, INC.
Denver, CO

We have  audited the balance  sheet of  2SENDIT.COM,  INC. as of December 31, 1999, and the related  statements of operations,  accumulated  deficit and cash flows for the  year  ended  December  31,  1999  and  for  the  period  from  June  23,  1998
(inception)   to  December   31,  1998.   These   financial   statements   are  the
responsibility  of the Company's  management.  Our  responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing  standards  generally  accepted in the  United  States  of  America.  Those  standards  require  that we  plan  and perform  the audit to obtain  reasonable  assurance  about  whether  the  financial statements are free of material  misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the amounts and  disclosures  in the  financial statements.  An audit also includes  assessing the accounting  principles  used and significant  estimates  made  by  management,  as well as  evaluating  the  overall
financial   statement   presentation.   We  believe  that  our  audits   provide  a
reasonable basis for our opinion.

In our opinion,  the financial  statements referred to above present fairly, in all material respects,  the financial position of 2SENDIT.COM,  INC. as of December 31,
1999,  and the  results  of its  operations  and  cash  flows  for the  year  ended
December  31, 1999 and for the period from June 23,  1998  (inception)  to December
31, 1998,  in  accordance  with  accounting  principles  generally  accepted in the
United States of America.

As discussed  in Note 7, the Company was  acquired on October 12, 2000  pursuant to an agreement and plan of reorganization.

                                                Ehrhardt Keefe Steiner & Hottman PC
October 17, 2001
Denver, Colorado

                                2SENDIT.COM, INC.

                                 Balance Sheets

                                                                   September 30,  December 31,
                                                                       2000           1999
                                                                    ---------      ---------
                                                                   (unaudited)
                                     Assets
Current assets
  Accounts receivable .........................................     $  21,256      $  72,150
  Prepaid expenses and other ..................................        13,267         13,138
                                                                    ---------      ---------
      Total current assets ....................................        34,523         85,288
                                                                    ---------      ---------

Property and equipment, net ...................................       169,609        124,422
                                                                    ---------      ---------

                                                                    $ 204,132      $ 209,710
                                                                    =========      =========

                      Liabilities and Stockholder's Deficit
Current liabilities
  Checks written in excess of bank balance ....................     $   2,382      $   4,815
  Accounts payable and accrued liabilities ....................        86,308         83,101
  Advances from stockholders ..................................       307,838        378,105
  Capital lease obligation, current portion ...................        21,568           --
                                                                    ---------      ---------
      Total current liabilities ...............................       418,096        466,021
                                                                    ---------      ---------

  Capital lease obligation, net of current portion ............        33,872           --
                                                                    ---------      ---------

      Total liabilities .......................................       451,968        466,021
                                                                    ---------      ---------

Commitments

Stockholder's deficit
  Preferred stock $10.00 par value; 100,000 shares
   authorized; no shares issued or outstanding ................          --             --
  Common stock (voting) $1.00 par value; 100,000 shares
   authorized; 80,000 (2000) (unaudited) and 60,000
   (1999) issued and outstanding ..............................        80,000         60,000
  Common stock (non-voting) $.01 par value; 100,000
   shares authorized; 20,000 (2000) (unaudited) and 0
   (1999) shares issued and outstanding .......................           200           --
  Additional paid-in capital ..................................        55,246           --
  Accumulated deficit .........................................      (383,282)      (316,311)
                                                                    ---------      ---------
      Total stockholder's deficit .............................      (247,836)      (256,311)
                                                                    ---------      ---------

                                                                    $ 204,132      $ 209,710
                                                                    =========      =========

                                2SENDIT.COM, INC.

                Statements of Operations and Accumulated Deficit

                                                                                 Period from
                                                                                   June 23,
                                                                                     1998
                                                                                  (inception)
                                           Nine Months Ended        Year Ended       through
                                             September 30,          December 31,   December 31,
                                          2000           1999          1999           1998
                                       ---------      ---------      ---------      ---------
                                              (unaudited)

Revenues .........................     $ 384,086      $ 194,660      $ 251,615      $  88,895
Cost of revenues .................        98,018          7,549         18,690          5,636
                                       ---------      ---------      ---------      ---------
      Gross profit ...............       286,068        187,111        232,925         83,259
                                       ---------      ---------      ---------      ---------

Operating expenses:
  General and administrative .....       298,408        312,118        450,521        127,249
  Depreciation and amortization ..        47,199         22,071         29,428          3,119
                                       ---------      ---------      ---------      ---------
                                         345,607        334,189        479,949        130,368
                                       ---------      ---------      ---------      ---------

Loss from operations .............       (59,539)      (147,078)      (247,024)       (47,109)
                                       ---------      ---------      ---------      ---------

Other income (expense):
  Interest expense ...............          (857)          (127)          (508)          (143)
  Other expense ..................        (6,575)       (16,426)       (16,545)        (4,982)
                                       ---------      ---------      ---------      ---------
                                          (7,432)       (16,553)       (17,053)        (5,125)
                                       ---------      ---------      ---------      ---------

Net loss .........................       (66,971)      (163,631)      (264,077)       (52,234)

Accumulated deficit,  beginning of
period ...........................      (316,311)       (52,234)       (52,234)          --
                                       ---------      ---------      ---------      ---------

Accumulated deficit, end of period     $(383,282)     $(215,865)     $(316,311)     $ (52,234)
                                       =========      =========      =========      =========

                             Statements of Cash Flows

                                                                               Period from
                                                                                 June 23,
                                                                                  1998
                                                                               (inception)
                                           Nine Months Ended      Year Ended     through
                                             September 30,        December 31,  December 31,
                                          2000          1999         1999          1998
                                        ---------     ---------    ---------    ---------
                                              (unaudited)
Cash flows from operating activities
  Net loss                              $ (66,971)    $(163,631)   $(264,077)   $ (52,234)
  Adjustments to reconcile net loss
   to net cash provided by
   operating activities
   Depreciation                            47,199        22,071       29,428        3,119
   Stock issued for services               20,000            -            -            -
   Marketable securities received
    in exchange for services                   -             -       (10,000)     (53,750)
   Change in operating assets and
   liabilities
    Accounts receivable                    50,894       (49,787)     (67,400)      (4,750)
    Prepaid expenses                         (129)       (4,567)      (7,890)      (4,999)
    Accounts payable and accrued
     liabilities                            3,207       107,054       52,404       30,697
                                       ----------    ----------   ----------   ----------
                                          121,171        74,771       (3,458)     (29,683)
                                       ----------    ----------   ----------   ----------
      Total cash provided by (used
       in) operating activities            54,200       (88,860)    (267,535)     (81,917)
                                       ----------    ----------   -----------  ----------

Cash from investing activities
  Proceeds on sale of marketable
   securities                                  -         36,081       46,983       16,518
  Purchase of capital assets                   -        (71,886)     (71,343)     (30,621)
                                       ----------    ----------   ----------   ----------
      Total cash used in investing
activities                                     -        (35,805)     (24,360)     (14,103)
                                       ----------    ----------   ----------   ----------

Cash from financing activities
  Checks written in excess of bank
   balance                                 (2,433)           -         4,815           -
  Proceeds from issuance of common
   stock                                   20,000            -             -       60,000
  Payments on capital lease
   obligation                              (1,500)           -            -            -
  Net (repayments) advances from
   stockholder                            (70,267)      123,990      285,457       37,643
                                       ----------    ----------   ----------   ----------
      Total cash (used in) provided
       by financing activities            (54,200)      123,990      290,272       97,643
                                       ----------    ----------   ----------   ----------

Net change in cash and cash
equivalents                                    -           (675)      (1,623)       1,623

Cash, beginning of period                      -          1,623        1,623            -
                                       ----------    ----------   ----------   ----------

Cash, end of period                    $       -     $      948   $        -   $    1,623
                                       ==========    ==========   ==========   ==========

Supplemental cash flow information:
  Cash paid during the year for
   Interest                            $      857    $      127   $      508   $      143
                                       ==========    ==========   ==========   ==========

-----------------------------------------------------------------------------------
Supplemental disclosure of non-cash investing and financing activity:
     In 2000 (unaudited), the Company entered into capital lease obligations for the purchase of fixed assets totaling $56,940.

     During 2000 (unaudited) and 1999, the majority stockholder of the Company contributed fixed assets with a fair value of $35,446 and $55,005, respectively.  This was recorded as additional paid in capital and an advance from stockholder, during 2000 and 1999, respectively.

                           Notes to Financial Statements

Note 1 - Organization and Summary of Significant Accounting Policies

2SENDIT.COM,   INC.,   formerly  known  as  Equity  Resource  Options,   Inc.  (the
"Company")  was  incorporated  on June 23,  1998,  in the  State of  Colorado.  The
Company  operates as a fax  messaging  provider for the  information  dissemination market.  The  Company  uses  Dialogic  and  Brooktrout  fax cards.  These cards are connected  to third party high  capacity  digital  lines,  which allows for maximum transmission  of faxes  through  each fax  server.  The Company  offers  additional services such as database management, fax removal and limited e-mail messaging.

Revenue Recognition

The Company recognizes revenue upon performance of the related service.

Interim Financial Information (unaudited)

In the  opinion  of  management,  the  interim  financial  statements  reflect  all
material  adjustments,   which  are  necessary  to  present  fairly  the  financial position,  results of  operations  and cash flows of the  Company  for the  interim
periods  presented.   Those  adjustments  consist  only  of  normal  and  recurring adjustments  except for those  described  below.  The results of operations for the nine  months  ended  September  30,  2000  are not  necessarily  indicative  of the operating results to be expected for the full year.

Cash and Cash Equivalents

The Company  considers all highly liquid  investments  purchased with a maturity of three months or less to be cash equivalents.

Marketable Securities

The Company  accounts for its holdings of equity  securities  pursuant to Financial
Accounting   Standard  115  (SFAS  No.  115).  The  Company's   equity   securities
generally qualify under the provision for SFAS 115 as available for sale.

Property and Equipment

Property  and  equipment  are  stated  at cost.  Depreciation  is  computed  on the straight-line  method over the  estimated  useful  lives of the  assets,  generally three  to  five  years.  Assets  purchased  under  capital  lease  obligations  are amortized on a straight-line  basis over the shorter of the estimated  useful lives or the term of the lease.

Impairment of Long-Lived Assets

The Company  evaluates the  recoverability  of long-lived assets in accordance with
"SFAS" No.121,  "Accounting for the Impairment of Long-Lived  Assets to be Disposed
of." SFAS No.121  requires  recognition  of impairment of long-lived  assets in the event the net book  value of such  assets  exceeds  the  future  undiscounted  cash flows attributable to such assets.

Income Taxes

The  Company is treated  as a C  Corporation  for  income  taxes  purposes.  Income taxes are  computed  using  the asset and  liability  method.  Under  this  method,
deferred  income  tax  assets  and   liabilities   are  determined   based  on  the
differences   between  the  financial   reporting  and  tax  bases  of  assets  and
liabilities  and are  measured  using  the  currently  enacted  tax rates and laws.
Statement of Financial  Accounting  Standards No. 109, Accounting for Income Taxes,
requires  a  valuation  allowance  against  deferred  tax  assets,  if based on the weight of  available  evidence,  it is more likely than not that some or all of its deferred tax assets will not be realized.

Use of Estimates

The preparation of financial  statements in conformity  with accounting  principles generally  accepted in the United  States of America,  requires  management to make estimates  and  assumptions  that  affect  the  reported  amounts  of  revenue  and expenses  during the  reported  period.  Actual  results  could  differ  from those estimates.

Concentration of Credit Risk

Financial   instruments  that  potentially   subject  the  Company  to  significant
concentration  of credit risk consists  primarily of cash and accounts  receivable.
Cash is  deposited  with high  credit,  quality  financial  institutions.  Accounts receivable  are  typically  unsecured  and are derived  from  revenues  earned from customers  primarily  located  throughout the United States.  The Company  performs ongoing credit  evaluations  of its customers and maintains  reserves for potential
credit   losses;   historically,   such  losses   have  been  within   management's
expectations.

Fair Value of Financial Instruments

The  Company's  financial   instruments,   including  cash,  accounts   receivable,
accounts  payable,  notes  payable and long-term  obligations  are carried at cost, which  approximates  their fair value because of the  short-term  maturity of these instruments and equipment interest rates.

Advertising

The Company expenses advertising costs as incurred.

Recent Accounting Pronouncements

In July 2001,  the FASB issued SFAS Nos. 141 and 142  "Business  Combinations"  and
"Goodwill  and other  Intangible  Assets".  Statement  141  requires  all  business combinations  initiated after June 30,  2001 to be accounted for using the purchase method.  Under the  guidance of  Statement  142,  goodwill is no longer  subject to amortization  over its estimated useful life.  Rather,  goodwill will be subject to at least an annual  assessment  for  impairment by applying a fair value base test.
Statement 142 is effective for financial  statement  dates beginning after December
15, 2001.  Early  adoption is not  permitted.  The Company  does not expect  either statement to have a material impact on its consolidated financial statements.

Note 2- Property and Equipment

Property and equipment consisted of the following:
                                                         September 30,    December 31,
                                                             2000             1999
                                                          ------------    ------------
                                                          (unaudited)

  Furniture and fixtures                                   $    19,582     $    19,354
  Equipment                                                     81,397          39,844
  Computer equipment                                           144,436          93,831
  Software                                                       3,940           3,940
                                                           -----------     -----------
                                                               249,355         156,969
  Less: accumulated depreciation                               (79,746)        (32,547)
                                                           -----------     -----------

                                                           $   169,609     $   124,422
                                                           ===========     ===========

Note 3 - Income Taxes

The components of the provision for income taxes are as follows:

Deferred tax assets (liabilities) consisted of the following:

                                                         September 30,    December 31,
                                                             2000            1999
                                                          ------------    ------------
                                                          (unaudited)

Deferred tax assets
Net operating loss carryforwards                           $   113,000     $    96,900
                                                           -----------     -----------
Valuation allowance                                           (113,000)        (96,900)
                                                           -----------     -----------

                                                           $        -      $        -

Note 4 - Commitments

In October  2001,  the Company  entered  into a  non-cancelable  operating  leasing expiring  September  2003.  Future  minimum lease  payments under the terms of this lease are as follows for the year ending December 31:

2001                                                         $    2,680
2002                                                             16,168
2003                                                             12,456
                                                             ----------

                                                             $   31,304
                                                             ==========

Rent  expense  totaled  $24,832,  $14,555,  $32,193 and $15,353 for the nine months ended  September 30, 2000 and 1999  (unaudited),  the year ended  December 31, 1999 and the period from June 23, 1998 (inception) to December 31, 1998.

Note 5 - Related Party Transactions

During  2000  and  1999,  funds  were  advanced  to the  Company  by  the  majority shareholder  and officer of the Company.  The loans accrued  interest at 2.7%,  and as of  September  30,  2000  (unaudited),  and  December  31,  1999,  $307,838  and
$378,105 of shareholder  advances were  outstanding.  As described in Note 6, these
advances  were  converted  to  preferred   stock  in  October  2000  prior  to  the
acquisition.

At December 31, 1999,  the Company had a $50,000  receivable  from iDial  Networks,
Inc. (iDial).  On October 12, 2000, the Company was acquired by iDial (Note 7).

During  1999,  the  Company  acquired  fixed  assets  from an  entity  owned by the majority  shareholder  and officer of the Company.  These  assets were  recorded at
fair  market   value  of  $55,005   and  as  an  increase  in  advances   from  the
shareholder.   During  2000,  the  shareholder  contributed  fixed  assets  to  the
Company  with  an  estimated  fair  value  of  $35,446.  This  is  reflected  as an increase in additional paid in capital in the accompanying financial statements.

Note 6 - Equity

During  2000,  the Company  issued  20,000  shares of  non-voting  common  stock to employees  in exchange  for  services.  The fair market  value of these  shares was determined to be $20,000 on the date of issuance.

During 2000,  the Company  issued 20,000 shares of voting common stock at $1.00 per share.  This was determined to be the fair market value on the date of issuance.

Note 7 - Subsequent Event

Advances

In October  2000,  a  shareholder  advance of $285,500  was  converted  into 28,550 shares of preferred stock.

Acquisition

Effective  October  12,  2000,  the Company  was  acquired by iDial  pursuant to an agreement  and plan of  reorganization.  Upon  effectiveness  of the  merger,  each outstanding  share of the  Company's  stock was  converted  into 32.6721  shares of
iDial common stock.

                               IDIAL NETWORKS, INC.
            Pro Forma Consolidated Statement of Operations (Unaudited)
                       For the Year Ended December 31, 1999

                               (a) iDial       (b)
                               Networks,   2SENDIT.COM,
                                 Inc.          INC.       Combined     Adjustments    Combined
                               ---------    ---------     ---------     ---------    ----------
Sales                         $1,575,826    $ 251,615    $1,827,441    $       -    $ 1,827,441
Cost of sales                  1,502,036       18,690     1,520,726            -      1,520,726
                               ---------    ---------     ---------     ---------    ----------
Gross profit                      73,790      232,925       306,715            -        306,715

Selling, general and
administrative                   543,896      479,949     1,023,845 (c)   386,000     1,409,845
                               ---------    ---------     ---------     ---------    ----------

Operating loss                  (470,106)    (247,024)     (717,130)     (386,000)   (1,103,130)
                               ---------    ---------     ---------     ---------     ---------

Other income (expense)
  Other expense                       -       (16,545)      (16,545)           -        (16,545)
  Interest expense               (90,654)        (508)      (91,162)           -        (91,162)
                               ---------    ---------     ---------     ---------    ----------
                                 (90,654)     (17,053)     (107,707)           -       (107,707)
                               ---------    ---------     ---------     ---------    ----------

Net loss                       $(560,760)   $(264,077)    $(824,837)    $(386,000)  $(1,210,837)
                               =========    =========     =========     =========    ==========

Net loss per share, basic
and diluted                         (.07)                                                  (.10)
                               =========                                             ==========

Weighted average shares
outstanding                    7,744,452                                4,199,998    11,944,450
                               =========                                =========    ==========

        See notes to unaudited pro forma consolidated financial statements

                       Pro Forma Consolidated Balance Sheet
                             As of September 30, 2000
                                    (Unaudited)

                               (a) iDial       (b)
                               Networks,   2SENDIT.COM,
                                 Inc.          INC.       Combined     Adjustments    Combined
                               ---------    ---------     ---------     ---------    ----------
         Assets
Cash                           $ 102,478    $      -      $ 102,478     $      -     $  102,478
Accounts receivable - trade       42,828       21,256        64,084            -         64,084
Prepaids and other current
 assets                           63,617       13,267        76,884            -         76,884
                               ---------    ---------     ---------     ---------    ----------
       Total current assets      208,923       34,523       243,446            -        243,446

Property and equipment, net      100,765      169,609       270,374            -        270,374
Capitalized software costs     2,197,979           -      2,197,979            -      2,197,979
Goodwill                       5,470,822           -      5,470,822(c)  1,931,295     7,402,117
Available for sale
 securities                      127,200           -        127,200            -        127,200
Other intangibles                215,000           -        215,000            -        215,000
Deposits                          14,724           -         14,724            -         14,724
                               ---------    ---------     ---------     ---------    ----------
                               8,126,490      169,609     8,296,099     1,931,295    10,227,394
                               ---------    ---------     ---------     ---------    ----------

Total assets                  $8,335,413    $ 204,132    $8,539,545    $1,931,295   $10,470,840
                              ==========    =========    ==========    ==========   ===========

   Liabilities and stockholder's equity

Current liabilities
Checks written in excess of
 bank balance                  $      -     $   2,382     $   2,382     $      -     $    2,382
Current portion of
 long-term debt                  760,551       21,568       782,119            -        782,119
Advances from stockholder's           -       307,838       307,838 (e)  (285,500)       22,338
Accounts payable and
 accrued liabilities             942,286       86,308     1,028,594            -      1,028,594
Deferred revenue                 220,285           -        220,285            -        220,285
                               ---------    ---------     ---------     ---------    ----------
     Total current
      liabilities              1,923,122      418,096     2,341,218      (285,500)    2,055,718

Long-term debt, net of
 current portion                 150,063       33,872       183,935            -        183,935
Advances from related
 parties                         205,600           -        205,600            -        205,600
                               --------     ---------     ---------     ---------    ----------
      Total liabilities        2,278,785      451,968     2,730,753      (285,500)    2,445,253

Commitments and
 contingencies

Stockholders' equity
Preferred stock                       -            -             -  (e)   285,500            -
                                                                    (c)  (285,500)
  Common stock                  317,287        80,200       397,487 (c)   (80,200)      321,487
                                                                    (c)     4,200
Additional paid in capital    10,784,911       55,246    10,840,157 (c) 1,964,759    12,749,670
                                                                    (c)   (55,246)
Unrealized gain on
 marketable securities            54,000           -         54,000            -         54,000
  Accumulated deficit         (5,099,570)    (383,282)   (5,482,852)(c)   383,282    (5,099,570)
                               ---------    ---------     ---------     ---------    ----------
      Total stockholder's
       equity                  6,056,628     (247,836)    5,808,792     2,216,795     8,025,587
                               ---------    ---------     ---------     ---------    ----------

Total liabilities and
stockholder's equity          $8,335,413     $204,132    $8,539,545    $1,931,295   $10,470,840
                              ==========    =========    ==========    ==========   ===========

            Pro Forma Consolidated Statement of Operations (Unaudited)
                   For the Nine Months Ended September 30, 2000

                               (a) iDial       (b)
                               Networks,   2SENDIT.COM,
                                 Inc.          INC.       Combined     Adjustments    Combined
                               ---------    ---------     ---------     ---------    ----------

Sales                          $ 949,670    $ 384,086    $1,333,756     $      -     $1,333,756
Cost of sales                    931,890       98,018     1,029,908            -      1,029,908
                               ---------    ---------     ---------     ---------    ----------
Gross profit                      17,780      286,068       303,848            -        303,848

Selling, general and
administrative                (4,214,296)    (345,607)   (4,559,903)(e)  (290,000)   (4,849,903)
                               ---------    ---------     ---------     ---------    ----------
Operating loss                (4,196,516)     (59,539)   (4,256,055)     (290,000)   (4,546,055)
                               ---------    ---------     ---------     ---------    ----------

Other income (expense)
  Interest expense               (48,245)        (857)      (49,102)           -        (49,102)
  Other expenses                      -        (6,575)       (6,575)           -         (6,575)
                               ---------    ---------     ---------     ---------    ----------

Net loss                     $(4,244,761    $ (66,971)  $(4,311,732)    $(290,000)  $(4,601,732)
                             ===========    =========     =========     =========   ===========

Net loss per share, basic
and diluted                    $    (.20)                                            $     (.18)
                               =========                                             ==========

Weighted average shares
outstanding                   21,767,882                                4,199,998    25,967,880
                              ==========                                =========    ==========

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The accompanying  unaudited pro forma  consolidated  financial  statement  reflects the  consolidated  results of operations of iDial  Networks,  Inc.  (iDial) for the year ended  December  31,  1999 after  giving pro forma  effect to the  purchase of
2SENDIT.COM, INC. (2Sendit).

The unaudited  pro forma  consolidated  statement of operations  for the year ended
December 31, 1999 gives effect to the  consolidated  results of operations  for the year  ended  December  31,  1999,  as if the  acquisition  of 2Sendit  occurred  on
January  1,  1999.  The  unaudited  pro forma  information  does not  purport to be indicative  of actual  results that would have been  achieved  had the  acquisition actually  been  completed as of the dates  indicated nor which would be achieved in the future.  The unaudited pro forma  consolidated  financial  statements should be read in  conjunction  with the  historical  financial  statements  of the iDial and
2Sendit and the related noted thereto.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS AS FOLLOWS:

(a)      Represents the statement of operations of iDial for the year ended December 31, 1999 and filed in the SB-2/A on October 12,
         2001

(b)      Represents the statement of operations of 2Sendit for the year ended December 31, 1999

(c)      To record amortization expense on acquired goodwill over the estimated useful life of 5 years:

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The  unaudited  pro  forma  consolidated   balance  sheet  reflects  the  financial
position  of iDial  Networks,  Inc.  (iDial)  as of  September  30,  2000 as if the
acquisition of the assets of  2SENDIT.COM,  INC.  (2Sendit) had taken place on that date.  The unaudited pro forma  consolidated  statement of operations  for the nine months  ended  September  30,  2000  gives  effect to the  consolidated  results of operations for the nine months ended  September 30, 2000, as if the  acquisition of
2Sendit  occurred on January 1, 2000.  The  unaudited  pro forma  information  does not purport to be  indicative  of actual  results that would have been achieved had the  acquisition  actually been completed as of the dates indicated nor which would be  achieved  in  the  future.  The  unaudited  pro  forma  consolidated  financial statements should be read in conjunction with the historical  financial  statements of iDial and 2Sendit and the related noted thereto.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS AS FOLLOWS:

(a)      Represents the balance sheet and statement of operations of
         iDial Networks, Inc. as of and for the nine months ended
         September 30, 2000 as filed on Form 10QSB on November 14, 2000

(b)      Represents the balance sheet and statement of operations of
         2SENDIT.COM, INC. as of and for the nine months ended September
         30, 2000

(c)      To record the acquisition cost of 2SENDIT.COM, INC. based on the acquisition agreement:
               Purchase price - stock issued                 $1,968,959
                                                             ==========
         The purchase price was allocated as follows:
               Assets acquired                               $  204,132
               Liabilities assumed                             (166,468)
               Goodwill                                       1,931,295
                                                             ----------

                                                             $1,968,959
                                                             ==========

(d)      To record amortization expense for 2Sendit.com on allocated goodwill over estimated life of 5 years

(e)      To record conversion of stockholder advance into preferred stock, which occurred in October 2000 prior to date of
         acquisition